UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (800) 997-3337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 10, 2023, Reed’s, Inc., a Delaware corporation (“Reed’s”), entered into a Partial Option Exercise and Second Amendment to 10% Convertible Notes (“Exercise and Amendment Agreement”) and a Limited Waiver and Deferral Agreement (“Waiver and Deferral Agreement”) with Wilmington Savings Fund Society, FSB, holder representative and collateral agent.

Pursuant to the Exercise and Amendment Agreement, holders (“Holders”) of the company’s 10% Secured Convertible Notes dated May 9, 2022, as amended (the “Original Notes”), exercised a partial option to purchase an aggregate of approximately $2,550,025 notes (the “Option Notes,” collectively with the Original Notes, the “Notes”). The Option Notes are part of the same series as the Original Notes although they are not identical. Interest on the Option Notes is payable in cash, semi-annually in arrears. The Option Notes mature on June 20, 2023. No Amortization Payments (as defined in the Notes) are payable on the Option Notes. The Option Notes may be prepaid without premium or penalty. Further, no Holder will be entitled to receive any Interest Make-Whole Payments (as defined in the Notes) in connection with a conversion of all or any portion of the Option Notes. In addition, all of Notes were amended to increase the repayment requirement, at the option of the Holder, in the event of a Fundamental Change (as defined in the Notes) from 100% to 110%.

As an inducement, the company issued aggregate of 82,438 shares of common stock to the holders (“Shares”).

The Shares and shares of common stock issuable upon conversion of the Option Notes are registrable and subject to that certain Registration Rights Agreement by and between the parties dated May 9, 2023.

Pursuant to the Waiver and Deferral Agreement, Holders temporarily waived certain specified events of default and temporarily waived any requirement that the company conduct a repurchase of the Notes in the event of Fundamental Change (as defined in the Notes), subject to the terms and conditions contained therein.

The foregoing descriptions of the Exercise and Amendment Agreement, the Waiver and Deferral Agreement and the Option Notes are qualified by reference to the full text of such agreements, which will be attached to the company’s Annual Report on Form 10-K for the period ended December 31, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) Reed’s received notice from The Nasdaq Stock Market LLC (“Nasdaq”) on February 14, 2023 that the staff of Nasdaq’s Listing Qualifications department has determined that the company’s securities will be delisted from Nasdaq. Trading in the Company’s securities will be suspended from the Nasdaq Capital Market at the opening of business on Thursday, February 16, 2023.

Reed’s will continue to be a reporting company under the Securities Exchange Act of 1943, as amended. Reed’s has taken the steps necessary so that its common stock may be quoted for trading on the OTCQX US Market, operated by OTC Markets, Inc. (“OTCQX”), under its current trading symbol “REED” following the withdrawal from trading on the Nasdaq Capital Market. The Company anticipates trading to begin on the OTCQX on Thursday, February 16, 2023.

As previously disclosed, after a hearing with a Nasdaq panel on September 28, 2022, Reed’s was given until February 13, 2023 to regain compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (“Bid Price Rule”), and the $2.5 million minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(1) (“Minimum Stockholders’ Equity Rule”).

Reed’s achieved compliance with the Bid Price Rule after effecting a 1:50 reverse split, which was effective January 27, 2023. However, after evaluating options to achieve compliance with the Minimum Stockholders’ Equity Rule, Reed’s board of directors determined not to proceed with a dilutive capital raise.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above related to the issuance of the Option Notes and Shares are incorporated by reference into this Item 3.02. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and instead were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act on the basis that there was no public offering.

Forward Looking Statements

Statements in this Current Report on Form 8-K that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as ““intend,” “expect,” “anticipate,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Among other things, the company’s anticipated trading date on the OTCQX is a forward looking statement. Such forward-looking information reflects management’s current beliefs and is based on information currently available to management. The ability of Reed’s management to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. These forward-looking statements are not guarantees and involve risks, assumptions, and uncertainties, including those described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We expressly disclaim any current intention to update publicly any forward-looking statement after the distribution of this Current Report on Form 8-K, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: February 14, 2023	By:	/s/ Thomas J. Spisak
Thomas J. Spisak,
Chief Financial Officer